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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549





                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report:  (Date of earliest event reported)    June 13, 1994



                          First Mississippi Corporation
             (Exact name of registrant as specified in its charter)



  Mississippi                       1-7488                     64-0354930
   (State of                     (Commission                  (IRS Employer
 Incorporation                   File Number)                Identification)
    Number)


700 North Street, Jackson, Mississippi                   39202-3095
(Address of principal executive offices)                 (Zip Code)


                                 (601)948-7550
                        (Registrant's telephone number)




                   Page 1 of 83 sequentially numbered pages.
                        The Exhibit Index is on Page 4.

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Item 5.  Other Events

         On May 24, 1994, the Board of Directors of First Mississippi Corporation adopted amendments to the First Mississippi Corporation Savings Plan (formerly the 401(K) Thrift Plan). The purpose of the amendments was to incorporate design changes to the plan and to comply with the provisions of the Tax Reform Act of 1986.

         The amended and restated 401(K), executed June 13, 1994, is contained in Exhibit 4 attached as the "First Mississippi Corporation 401(K) Savings Plan as amended and restated, effective July 1, 1989."

Item 7.  Financial Statements and Exhibits

         C.  Exhibits

         Exhibit 4 - First Mississippi Corporation 401(K) Savings Plan as amended and restated, effective July 1, 1989.




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                                   SIGNATURE




         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        By:  /s/ R. MICHAEL SUMMERFORD
                                             R. Michael Summerford
                                             Vice President




Date:  June 21, 1994





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                                 Exhibit Index


Exhibits

   4 - First Mississippi Corporation 401(K) Savings Plan as amended and restated, effective July 1, 1989 at page 5.





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